UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              _____________________

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2006

                              WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

             Nevada                                000-50028                              46-0484987
 (State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification No.)
         incorporation)

                                               WYNN LAS VEGAS, LLC
                            (Exact name of registrant as specified in its charter)

             Nevada                                333-98369                              88-0494878
 (State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification No.)
         incorporation)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                                              89109
(Address of principal executive offices of each registrant)                               (Zip Code)


                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On May 3, 2006, Wynn Resorts, Limited issued a press release announcing its results of operations for the first quarter of 2006. The press release is furnished herewith as Exhibit 99.1. The information in this Form 8-K and Exhibit
99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.        Regulation FD Disclosure.

The information set forth under Item 2.02 of this report is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits:

                  Exhibit
                  Number               Description
                  ------               -----------

                    99.1 Press release, dated May 3, 2006, of Wynn Resorts, Limited.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 11, 2006

                                                Wynn Resorts, Limited


                                                By:  /s/ John Strzemp
                                                     --------------------------
                                                     John Strzemp
                                                     Chief Financial Officer


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 11, 2006

                                             WYNN LAS VEGAS, LLC

                                             By: Wynn Resorts Holdings, LLC, its
                                                    sole member

                                             By: Wynn Resorts, Limited, its sole
                                                    member

                                             By:  /s/ John Strzemp
                                                --------------------------------
                                                   John Strzemp
                                                   Chief Financial Officer


                                       4

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